                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                   FORM 8-K/A


                                 CURRENT REPORT

                          Under Section 13 or 15(d) of
                      The Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): June 21, 1997


                          MARRIOTT INTERNATIONAL, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                                    Delaware
                            ------------------------
                            (State of incorporation)

     1-12188                                                52-0936594
---------------------                                   -------------------
(Commission File No.)                                      (IRS Employer
                                                        Identification No.)


           10400 Fernwood Road, Bethesda, Maryland       20817
           ----------------------------------------    ----------
           (Address of principal executive offices)    (Zip Code)


Registrant's telephone number, including area code:  (301) 380-3000

(Former name or former address, if changed since last report)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(b)     Pro Forma Financial Information

        The following unaudited pro forma condensed combined statements of income set forth the results of operations of the Registrant for the fiscal year ended January 3, 1997 and the 24 weeks ended June 20, 1997 as if the disposition of Forum Group, Inc. ("Forum Group") (as reported in the Registrant's Form 8-K dated June 21, 1997) had occurred on March 25, 1996 (the date upon which the Registrant acquired Forum Group) and January 4, 1997, respectively. The pro forma condensed combined balance sheet presented gives effect to the disposition as if it had occurred as of June 20, 1997.

        The pro forma condensed combined financial statements are presented for information purposes only and are not intended to reflect the Registrant's expected future financial position or results of operations. The pro forma condensed combined financial statements should be read in conjunction with the Registrant's Annual Report on Form 10-K for the fiscal year ended January 3, 1997, and the Registrant's Quarterly Report on Form 10-Q for the twenty-four weeks ended June 20, 1997.

                          MARRIOTT INTERNATIONAL, INC.
                PRO FORMA CONDENSED COMBINED STATEMENT OF INCOME
                   ($ in millions, except per share amounts)
                                  (Unaudited)

                                                                                                    Pro Forma
                                                           53 weeks ended        Pro Forma        53 weeks ended
                                                           January 3, 1997      Adjustments       January 3, 1997
                                                           ---------------     ---------------    ---------------
SALES
   Lodging
      Rooms..............................................  $         3,619     $             -    $         3,619
      Food and beverage..................................            1,361                   -              1,361
      Other..............................................              874                   -                874
                                                           ---------------     ---------------    ---------------
                                                                     5,854                   -              5,854
   Contract Services.....................................            4,318                   -              4,318
                                                           ---------------     ---------------    ---------------
                                                                    10,172                   -             10,172
                                                           ---------------     ---------------    ---------------

OPERATING COSTS AND EXPENSES
   Lodging
      Departmental direct costs
          Rooms..........................................              843                   -                843
          Food and beverage..............................            1,038                   -              1,038
      Other operating expenses...........................            3,521                   -              3,521
                                                           ---------------     ---------------    ---------------
                                                                     5,402                   -              5,402
   Contract Services.....................................            4,141                  31 A            4,172
                                                           ---------------     ---------------    ---------------
                                                                     9,543                  31              9,574
                                                           ---------------     ---------------    ---------------

OPERATING PROFIT
   Lodging...............................................              452                   -                452
   Contract Services.....................................              177                 (31)               146
                                                           ---------------     ---------------    ---------------
      Operating profit before corporate
          expenses and interest..........................              629                 (31)               598
Corporate expenses.......................................              (79)                  1  A             (78)
Interest expense.........................................              (85)                 26  B             (59)
Interest income..........................................               37                   4  B              41
                                                           ---------------     ---------------    ---------------
INCOME BEFORE INCOME TAXES...............................              502                   -                502
Provision for income taxes...............................              196                   - C              196
                                                           ---------------     ---------------    ---------------
NET INCOME...............................................  $           306     $             -    $           306
                                                           ===============     ===============    ===============

EARNINGS PER SHARE.......................................  $          2.24                        $          2.24
                                                           ===============                        ===============



        See notes to pro forma condensed combined financial statements

                          MARRIOTT INTERNATIONAL, INC.
                PRO FORMA CONDENSED COMBINED STATEMENT OF INCOME
                   ($ in millions, except per share amounts)
                                  (Unaudited)


                                                                                                                 Pro forma
                                                                        Twenty-four                             twenty-four
                                                                        weeks ended          Pro forma          weeks ended
                                                                       June 20, 1997        adjustments        June 20, 1997
                                                                       -------------       -------------       -------------
SALES
   Lodging
       Rooms.......................................................    $       1,959       $           -       $       1,959
       Food and beverage...........................................              714                   -                 714
       Other.......................................................              491                   -                 491
                                                                       -------------       -------------       -------------
                                                                               3,164                   -               3,164
   Contract Services...............................................            2,318                   -               2,318
                                                                       -------------       -------------       -------------
                                                                               5,482                   -               5,482
                                                                       -------------       -------------       -------------

OPERATING COSTS AND EXPENSES
   Lodging
      Departmental direct costs
          Rooms....................................................              428                   -                 428
          Food and beverage........................................              528                   -                 528
      Other operating expenses.....................................            1,944                   -               1,944
                                                                       -------------       -------------       -------------
                                                                               2,900                   -               2,900
   Contract Services...............................................            2,233                  22   A           2,255
                                                                       -------------       -------------       -------------
                                                                               5,133                  22               5,155
                                                                       -------------       -------------       -------------

OPERATING PROFIT
   Lodging.........................................................              264                   -                 264
   Contract Services...............................................               85                 (22)                 63
                                                                       -------------       -------------       -------------
      Operating profit before corporate
         expenses and interest.....................................              349                 (22)                327
Corporate expenses.................................................              (42)                  1   A             (41)
Interest expense...................................................              (53)                 14   B             (39)
Interest income....................................................               11                   3   B              14
                                                                       -------------       -------------       -------------
INCOME BEFORE INCOME TAXES.........................................              265                  (4)                261
Provision for income taxes.........................................              105                  (2)  C             103
                                                                       -------------       -------------       -------------
NET INCOME.........................................................    $         160       $          (2)      $         158
                                                                       =============       =============       =============
EARNINGS PER SHARE.................................................    $        1.18                           $        1.16
                                                                       =============                           =============



       See notes to pro forma condensed consolidated financial statements

                          MARRIOTT INTERNATIONAL, INC.
                   PRO FORMA CONDENSED COMBINED BALANCE SHEET
                                ($ in millions)
                                  (Unaudited)

                                                               June 20,           Pro forma          Pro forma
                                                                1997             Adjustments        June 20, 1997
                                                            -------------       -------------       -------------
                          ASSETS
Current Assets
     Cash and equivalents.................................. $         351       $           -       $         351
     Accounts and notes receivable.........................           917                   -                 917
     Other.................................................           461                   -                 461
                                                            -------------       -------------       -------------
                                                                    1,729                   -               1,729
                                                            -------------       -------------       -------------

Property and equipment.....................................         1,938                (494)  D           1,444
Intangible assets..........................................         1,820                 (27)  D           1,793
Investments in affiliates..................................           519                  71   E             590
Notes and other receivable.................................           313                   -                 313
Other assets...............................................           308                 (15)  D             293
                                                            -------------       -------------       -------------
                                                            $       6,627       $        (465)      $       6,162
                                                            =============       =============       =============


    LIABILITIES AND SHAREHOLDERS' EQUITY

Current Liabilities
     Accounts payable...................................... $         944                   -                 944
     Other current liabilities.............................         1,018                   5   D           1,023
                                                            -------------       -------------       -------------
                                                                    1,962                   5               1,967
                                                            -------------       -------------       -------------

Long-term debt.............................................         1,932                (227)  D           1,500
                                                                                         (205)  E
Other long-term liabilities................................         1,013                 (38)  D             975
Convertible subordinated debt..............................           303                   -                 303
Shareholders' equity
     Common stock, 128.6 million shares issued.............           129                   -                 129
     Additional paid-in capital............................           668                   -                 668
     Retained earnings.....................................           701                   -                 701
     Treasury stock, at cost...............................           (81)                  -                 (81)
                                                            -------------       -------------       -------------
                                                                    1,417                   -               1,417
                                                            -------------       -------------       -------------
                                                            $       6,627       $        (465)      $       6,162
                                                            =============       =============       =============



        See notes to pro forma condensed combined financial statements

                         MARRIOTT INTERNATIONAL, INC.
               NOTES TO PRO FORMA CONDENSED COMBINED FINANCIAL
                                  STATEMENTS


A. Represents the impact of the change from the Registrant's ownership of Forum Group to the Registrant's operation of the Forum Group senior living communities under long-term agreements

B. Represents increased interest income on the notes received from Host Marriott as part of the Forum Group sale proceeds, decreased interest expense reflecting the application of the cash component of such sale proceeds to repay long-term debt of the Registrant, and decreased interest expense reflecting the assumption of debt by Host Marriott

C.   Represents the income tax effect of the pro forma adjustments

D. Represents the elimination of assets and liabilities of Forum Group as of June 20, 1997

E. Represents the proceeds from the sale of Forum Group and the application thereof

SIGNATURES

Under the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MARRIOTT INTERNATIONAL, INC.



By:  /s/ Stephen E. Riffee
     ---------------------------
     Stephen E. Riffee
     Vice President, Finance and
     Chief Accounting Officer

Date:  September 3, 1997